EXHIBIT 31.1 / 31.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL ACCOUNTING AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Med Spa Vacations Inc. (the “Company”), for the quarter ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chao Ma, President, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 15, 2019	/s/ Chao Ma
Chao Ma
President, Treasurer and Secretary (Principal Executive Officer and Principal Financial and Accounting Officer)